MAXIM SERIES FUND, INC.
                         8515 EAST ORCHARD ROAD
                       ENGLEWOOD, COLORADO  80111




                                        December 4, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:Maxim Series Fund, Inc. (the "Fund")
File No. 811-3364
Preliminary Proxy Statement

Ladies and Gentlemen:

    Please find enclosed via EDGAR transmission pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, a copy of the preliminary proxy statement, form of proxy and notice of meeting in connection with the Fund's Special Meeting of Shareholders to be held on December 28, 1995.

    It is proposed that definitive copies of the proxy materials will be mailed on or about December 4, 1995.

    Any questions with respect to this filing should be directed to the undersigned at (303) 689-3819 or Thomas Mira at (202)
965-8158.

                                                 Sincerely,



                                                 Beverly A. Byrne
                                                 Assistant Secretary


cc: Evelyn Malone, Office of Insurance Products

                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934
                           (Amendment No.   )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Maxim Series Fund, Inc.
            (Name of Registrant as Specified in Its Charter)

                         Maxim Series Fund, Inc.
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) or Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                Title of each class of securities to which transaction applies:

                Aggregate number of securities to which transaction applies:

                Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                Proposed maximum aggregate value of transaction:

                Total fee paid:

    * Set forth the amount on which the filing is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        Amount previously paid:

        Form, Schedule or Registration Statement No.:

        Filing Party:

        Date Filed:
                         MAXIM SERIES FUND, INC.

                Executive Offices:      8515 East Orchard Road
                                        Englewood, Colorado 80111

                Mailing Address:        P.O. Box 1700
                                        Denver, Colorado 80201

                                                        December 4, 1995

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    You are hereby notified that a special meeting ("the Meeting") of Shareholders of the Corporate Bond, Small-Cap Aggressive Growth and Foreign Equity Portfolios (collectively, the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund") will be held at 8515 E. Orchard Road, Englewood, Colorado on Thursday, December 28, 1995 at 9:30 a.m. for the following purposes:

    1. To approve or disapprove a new sub-advisory agreement for the Corporate Bond Portfolio to be effective upon the merger of The New England Mutual Life Insurance Company into Metropolitan Life
    Insurance Company, which agreement would be substantively identical to the sub-advisory agreement presently in effect.

    2. To approve or disapprove a new sub-advisory agreement for the Small-Cap Aggressive Growth Portfolio to be effective upon the merger of The New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, which agreement would be substantively identical to the sub-advisory agreement presently in effect.

    3. To approve or disapprove a new sub-advisory agreement for the Foreign Equity Portfolio to be effective upon the acquisition of Draycott Partners, Ltd. by Cursitor Holdings Ltd., U.K., which agreement would be substantively identical to the sub-advisory agreement presently in effect.

    4. To approve or disapprove a new sub-advisory agreement for the Foreign Equity Portfolio to be effective upon the acquisition of Cursitor Holdings Ltd., U.K. by Alliance Capital Management, L.P., which agreement would be substantively identical to the sub-advisory agreement presently in effect.

    5. To consider and act upon any other matters which may properly come before the Meeting or any adjournments.

    The Board of Directors has fixed the close of business on October
31, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.
Owners of certain variable annuity contracts issued by Great-West Life & Annuity Insurance Company and The New England Mutual Life Insurance Company are entitled to provide voting instructions with respect to their proportionate interest in the Portfolios.

    You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                                        By Order of the Board of Directors



                                        Ruth B. Lurie
                                        Secretary

December 4, 1995


                         YOUR VOTE IS IMPORTANT
            NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD
DATE.
    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE
    ENCLOSED PROXY CARD.  DATE, SIGN AND RETURN IT IN THE
    ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR
    CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE
    UNITED STATES.  WE ASK YOUR COOPERATION IN MAILING YOUR
    PROXY CARD PROMPTLY.

                             PROXY STATEMENT

                         MAXIM SERIES FUND, INC.

                Executive Offices:      8515 East Orchard Road
                                        Englewood, Colorado 80111

                Mailing Address:        P.O. Box 1700
                                        Denver, Colorado 80201

                                                        December 4, 1995

                     SPECIAL MEETING OF SHAREHOLDERS

Introduction

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at a Special Meeting (the "Meeting") of Shareholders of the Corporate Bond, Small-Cap Aggressive Growth and Foreign Equity Portfolios (the "Portfolios") of the Fund, to be held at 8515 E. Orchard Road, Englewood, Colorado, on Thursday,
December 28, 1995 at 9:30 a.m. It is anticipated that the approximate mailing date of this Proxy Statement will be December 4, 1995.

    The Board of Directors has fixed the close of business on October
31, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof
(the "Record Date"). Owners of contracts ("Contractowners") issued through the Series Accounts (as that term is defined below) by Great-
West Life and Annuity Insurance Company ("GWL&A") and The New
England Mutual Life Insurance Company who have allocated contract value to one or more of the Portfolios as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio. Shares of the Portfolios are sold to Maxim Series Account, Retirement Plan Series Account, FutureFunds Series Account, and FutureFunds Series Account
II of GWL&A to fund certain variable annuity contracts issued by GWL&A and to TNE Series (k) Account of The New England Mutual Life Insurance Company ("TNE") to fund certain variable annuity contracts issued by TNE. The above-mentioned accounts of GWL&A and TNE are hereinafter referred to as the "Series Accounts".

    The investment adviser to the Fund is The Great-West Life Assurance Company ("Great-West"), 8515 E. Orchard Road, Englewood, Colorado 80111. The sub-adviser to the Corporate Bond and Small-Cap
Aggressive Growth Portfolios is Loomis, Sayles & Company, LP ("Loomis"), One Financial Center, Boston, Massachusetts 02111. The sub-adviser to the Foreign Equity Portfolio is Draycott Partners, Ltd. ("Draycott"), 8 City Road, London, England EC2Y 1HE.

    Shares of the Portfolios are owned by the Series Accounts, on behalf of Contractowners. In accordance with Great West's view of present applicable law, shares of the Portfolios held in the Series Accounts will be voted based on instructions received from Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. Fund shares as to which no timely voting instructions are received will be voted by GWL&A in proportion to the voting instructions which are received. Voting instructions to abstain on any item will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or Great-West or its agents or affiliates personally or by telephone.
      Proposal             Summary              Eligible Voters1.  Approval
of

new Sub-
Advisory
Agreement for
Corporate
Bond Portfolio
A proposal to
approve the sub-
advisory agreement
with Loomis to be
effective upon the
merger of TNE and
Metropolitan Life
Insurance Company.
Only Contractowners
having an economic
interest in the
Corporate Bond
Portfolio as of the
Record Date.2.  Approval of
new Sub-
Advisory
Agreement for
Small-Cap
Aggressive
Growth
PortfolioA proposal to
approve the sub-
advisory agreement
with Loomis to be
effective upon the
merger of TNE and
Metropolitan Life
Insurance Company.
Only Contractowners
having an economic
interest in the Small-
Cap Aggressive
Growth Portfolio as of
the Record Date.3.  Approval of
new Sub-
Advisory
Agreement for
Foreign Equity
Portfolio

A proposal to
approve the sub-
advisory agreement
with Draycott to be
effective upon the
acquisition of
Draycott by Cursitor
Holdings, Ltd., U.K.
Only Contractowners
having an economic
interest in the Foreign
Equity Portfolio as of
the Record Date.
4.  Approval of
new Sub-
Advisory
Agreement for
Foreign Equity
Portfolio

A proposal to
approve the sub-
advisory agreement
with Draycott to be
effective upon the
acquisition of
Cursitor Holdings,
Ltd., U.K. by Alliance
Capital Management
L.P.
Only Contractowners
having an economic
interest in the Foreign
Equity Portfolio as of
the Record Date.
    The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by New England Investment Companies, L.P. Management of the Fund knows of no other business, other than that set forth in Proposal Nos. 1 through 4, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

PROPOSAL NOS. 1 and 2: APPROVAL OF SUB-ADVISORY
AGREEMENT FOR CORPORATE BOND PORTFOLIO AND
SMALL-CAP AGGRESSIVE GROWTH PORTFOLIO

Background

    As of August 16, 1995, The New England Mutual Life Insurance
Company ("TNE") and Metropolitan Life Insurance Company ("MetLife") entered into an agreement (the "Merger Agreement") providing for the merger (the "Merger") of TNE into MetLife. The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as a change of control of New England Investment Companies, L.P. ("NEIC") (which is majority-owned by TNE) and its subsidiary and affiliated firms, including Loomis Sayles & Company, L.P. ("Loomis"), which is wholly owned by NEIC. Loomis presently serves as sub-adviser to the Corporate Bond Portfolio and the Small-Cap Aggressive Growth Portfolio of the Maxim Series Fund, Inc. (the "Fund"). Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940
Act) of the sub-advisory agreement pursuant to which Loomis serves as a sub-adviser to the Corporate Bond and Small-Cap Aggressive Growth Portfolios, and results in the automatic termination of that agreement, effective at the time of the Merger. The Fund's Board of Directors has approved and recommended that the shareholders of the Corporate
Bond and Small-Cap Aggressive Growth Portfolios approve a new sub-advisory agreement with Loomis which would be substantively identical to the agreement presently in effect (except for its effective date), and would take effect at the time of the Merger. The result would be to permit Loomis to continue to perform sub-advisory services for the Corporate
Bond and Small-Cap Aggressive Growth Portfolios after the Merger, on the same terms as are presently in effect.

    The Great-West Life Assurance Company ("Great-West") is the investment adviser to the Fund pursuant to an existing investment advisory agreement (the "Investment Advisory Agreement") which will remain in effect. Pursuant to the sub-advisory agreement presently in effect between Loomis, Great-West and the Fund dated October 31, 1994, Loomis provides day-to-day portfolio management services to the Corporate Bond and Small-Cap Aggressive Growth Portfolios.

Proposals

    As explained above, the Merger of TNE into MetLife is being treated, for purposes of the 1940 Act, as a change of control of NEIC and its subsidiary and affiliated firms, including Loomis. Such a change in control will result in the automatic termination, at the time of the Merger, of the sub-advisory agreement with Loomis relating to the Corporate
Bond and Small-Cap Aggressive Growth Portfolios.  Proposal Nos. 1 and
2 seek shareholder approval of the new sub-advisory agreement with Loomis, to be effective at the time of the Merger. The proposed new agreement would be substantively identical to the agreement presently in effect (except for its effective date). The proposed new agreement will not result in any change in the fee rates payable to Loomis and is not expected to result in any change in the personnel of Loomis providing services to either Portfolio. NEIC has indicated that Loomis will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of Loomis. Accordingly, Proposal Nos. 1 and 2 are simply intended to permit the existing sub-advisory arrangement with Loomis to continue; the Proposals do not contemplate any change in the such sub-advisory arrangement aside from the fact that the ultimate control of Loomis will change. Like the existing sub-advisory agreement, the new sub-advisory agreement would relate to both the Corporate
Bond and Small-Cap Aggressive Growth Portfolios; however, Proposal
Nos. 1 and 2 are not contingent upon one another.  That is, if one
Portfolio approves the new agreement and the other does not, the agreement will be entered into with respect to the Portfolio that approved the agreement.

Description of Merger

    As of August 16, 1995, TNE and MetLife entered into the Merger Agreement. MetLife will be the surviving company following the Merger.
Both TNE and MetLife are mutual life insurance companies. The Merger will result in the insurance policyholders of TNE becoming policyholders of MetLife. The policyholders of TNE will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both TNE and MetLife. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other obligations, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger will be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will occur no earlier than the first calendar quarter of 1996.

    NEIC is organized as a limited partnership and acts as a management and holding company for various investment advisory and related firms. NEIC owns the entire limited partnership interest in Loomis. NEIC's sole general partner, New England Investment Companies, Inc.
("NEIC Inc."), is a wholly-owned subsidiary of TNE. As a result, of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of MetLife. TNE also owns a majority of the outstanding limited partnership interest in NEIC, and hence, in Loomis. The Merger would result in MetLife becoming the owner (directly or through a wholly-owned subsidiary) of TNE's limited partnership interest in NEIC and in Loomis. The Merger Agreement provides that, following the consummation of the Merger, MetLife shall have the right to designate a majority of the board of directors of NEIC Inc.

    Under the Merger Agreement, TNE and MetLife agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if:

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

    Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Fund's Board of Directors.

Information About Loomis

    Loomis was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. Loomis is a limited partnership. Its sole general partner, Loomis, Sayles & Company, Incorporated
("LSCI"), is a wholly-owned subsidiary of NEIC Holdings, Inc. which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Loomis. The principal executive officer of Loomis is Robert Blanding, whose principal occupation is his position with Loomis. The address of Loomis and LSCI is One Financial Center,
Boston, Massachusetts 02111. Mr. Blanding's address is 595 Fifth Street West, Sonoma California 95476. An important feature of the Loomis investment approach is its emphasis on investment research. Recommendations and reports of Loomis' research department are circulated throughout the Loomis organization and are available to the individuals in the Loomis organization who have been assigned the responsibility for making investment decisions for the Corporate Bond and Small-Cap Aggressive Growth Portfolios. Loomis provides investment advice to numerous other institutional and individual clients. These clients include other registered investment companies and some accounts of TNE and its affiliates.

    Loomis acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Corporate Bond and Small-Cap Aggressive Growth Portfolios, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                                                           Annual
                                Other Fund With           Fee Rate
         Portfolio              Similar Objective(s)     Net Assets

Small-Cap Aggressive            Loomis Sayles
Growth Portfolio                Small-Cap Series
Corporate Bond Portfolio

Information About MetLife

    MetLife was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the U.S. and is currently the second largest life insurance company in the U.S. in terms of total assets. MetLife's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceed $8 billion. Subsidiaries of MetLife manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.

Board of Directors' Recommendation

    The Board of Directors unanimously recommends that the new sub-advisory agreement with Loomis relating to the Small-Cap Aggressive
Growth and Corporate Bond Portfolios be approved, to be effective at the time of the Merger. This new agreement will be substantively identical to the agreement presently in effect (except for the effective date). In coming to their recommendation, the Directors reviewed pertinent information about Loomis, NEIC and MetLife. The Directors noted that while the Merger is being treated as a change in control of Loomis for purposes of the 1940 Act, the Merger is not expected to result in any changes in the personnel, operations or financial condition of NEIC or Loomis. NEIC has indicated that Loomis will continue to be independently managed, as has historically been the case. Thus, the Merger, is not expected to result in any changes in the investment approaches or styles of Loomis. The Directors also considered Loomis' policies with respect to placing portfolio transactions for the Corporate Bond and Small-Cap Aggressive Growth Portfolios with broker-dealers that provide brokerage and research services to Loomis.

    The Directors accordingly concluded that it is appropriate and desirable for the Corporate Bond and Small-Cap Aggressive Growth Portfolios to continue, after the Merger, under the same sub-advisory arrangement with Loomis as is in effect immediately before the Merger.


THE SUB-ADVISORY AGREEMENT WITH LOOMIS WILL TERMINATE
AT THE TIME OF THE MERGER AND LOOMIS CANNOT CONTINUE
TO SERVE AS SUB-ADVISER FOR A PORTFOLIO WHOSE
SHAREHOLDERS HAVE NOT APPROVED A NEW SUB-ADVISORY
AGREEMENT.  IF EITHER OR BOTH PORTFOLIOS DO NOT APPROVE
THE NEW SUB-ADVISORY AGREEMENT, LOOMIS WILL CEASE
ACTING AS SUB-ADVISER FOR SUCH PORTFOLIO(S).  IN SUCH
EVENT, THE BOARD OF DIRECTORS WILL CONSIDER SUCH
ALTERNATIVE ACTIONS AS ARE IN THE BEST INTEREST OF THE
FUND.

Vote Required

    In order to approve Proposal Nos. 1 and 2, the affirmative vote of the holders of a majority of the outstanding shares of the Corporate Bond Portfolio and the Small-Cap Aggressive Growth Portfolio, respectively, is required. Majority for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more that 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

PROPOSAL NOS. 3 and 4: APPROVAL OF SUB-ADVISORY
AGREEMENTS FOR FOREIGN EQUITY PORTFOLIO

Background

    The proposed Merger of The New England Mutual Life Insurance
Company ("TNE") into Metropolitan Life Insurance Company ("MetLife") is discussed under Proposal Nos. 1 and 2 above. Separate and apart from the proposed Merger, New England Investment Companies, L.P. ("NEIC"), which owns 100% of the stock of Draycott Partners, Ltd. ("Draycott"), has entered into an agreement to sell the stock of Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings"). This sale would constitute a change in control of Draycott under the 1940 Act. Under the 1940 Act, such a change in control constitutes an "assignment" (as defined in the 1940 Act) of the sub-advisory agreement pursuant to which Draycott serves as a sub-adviser to the Foreign Equity Portfolio of the Fund, and results in the automatic termination of that agreement, effective upon the acquisition of Draycott by Cursitor Holdings (the "Cursitor Holdings Acquisition"). The Cursitor Holdings Acquisition is expected to take place prior to the proposed merger between TNE and MetLife.

    Subsequent to the Cursitor Holdings Acquisition, Cursitor Holdings itself is expected to be acquired by another firm, Alliance Capital Management L.P. ("Alliance"). This acquisition of Cursitor Holdings would constitute a second change in control of Draycott, which would again terminate the sub-advisory agreement pursuant to which Draycott would be serving (if Proposal No. 3 is approved) as sub-adviser to the Foreign Equity Portfolio, effective upon the acquisition of Cursitor Holdings by Alliance (the "Alliance Acquisition," collectively with the Cursitor Holdings Acquisition, the "Acquisition Transactions").

    Great-West is the investment adviser to the Fund pursuant to an existing Investment Advisory Agreement which will remain in effect (except for their effect date). Pursuant to a sub-advisory agreement presently in effect between Draycott, Great-West and the Fund, dated October 31, 1994, Draycott provides day-to-day portfolio management services to the Foreign Equity Portfolio.

    The Board of Directors of the Fund has approved and recommended that the shareholders of the Foreign Equity Portfolio approve two new sub-advisory agreements with Draycott. The first proposed agreement would be substantively identical to the agreement presently in effect (except for its effective date) and would be effective commencing on the date of the Cursitor Holdings Acquisition and would terminate as of the date of the Alliance Acquisition. The second proposed sub-advisory agreement would also be substantively identical to the sub-advisory agreement presently in effect (except for its effective date) and would be effective commencing on the date of the Alliance Acquisition. The result would be to permit Draycott to continue to perform sub-advisory services for the Foreign Equity Portfolio after each Acquisition Transaction, on the same terms as are presently in effect.

Proposals

    As explained above, the Acquisition Transactions are each being treated, for purposes of the 1940 Act, as a change in control of Draycott. Such a change in control would thus result in the automatic termination, at the time of each Acquisition Transaction, of the then existing sub-advisory agreement with Draycott relating to the Foreign Equity Portfolio. Proposal Nos. 3 and 4 seek shareholder approval of the proposed sub-advisory agreements with Draycott, to be effective at the time of each Acquisition Transaction. The proposed new agreements would be substantively identical to the agreement presently in effect (except for their effective date). The proposed new agreements will not result in any change in the fee rates payable with respect to the management of the Foreign Equity Portfolio and are not expected to result in any change in the personnel of Draycott providing services to the Foreign Equity Portfolio. Thus, neither Acquisition Transaction is expected to result in any changes in the investment approaches or styles of Draycott. Accordingly, these proposals are simply intended to permit the existing sub-advisory arrangement with Draycott to continue; the Proposals do not contemplate any change in the such sub-advisory arrangement aside from the fact that the ultimate control of Draycott will change as of the time of each Acquisition Transaction. Each Acquisition Transaction is expected to be completed during the fourth quarter of 1995.

Information About Draycott

    Draycott, formed in 1991, is and will continue to be a wholly-owned subsidiary of NEIC until the Cursitor Holdings Acquisition is consummated. Draycott provides investment management services to mutual funds and to institutional clients, including separate accounts of TNE. Draycott's address is 8 City Road, London, England EC2Y 1HE.
The names and principal occupations of Draycott's principal executive officer and directors are as follows:
                                                Position with Draycott;
Name                    Address                  Principal Occupation
Nicholas D.P. Carn      8 City Road,            Chief Executive
                        London, England         Officer, President,
                        EC2Y 1HE                Chief Investment Officer
                                                and Director

Peter S. Voss           399 Boylston Street     Director
                        Boston, Massachusetts
                        02116

Sherry Umberfield       399 Boylston Street     Director
                        Boston, Massachusetts
                        02116

    Draycott acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Foreign Equity Portfolio, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at October 31, 1995.


Other Fund With                                         Annual
Similar Objective(s)            Fee Rate                Net Assets

New England International    .80% of first $200 million $258,151,997
Equity Fund                    .75% above $200 million
Zenith Fund -
Draycott International         .75% up to $10 million    $13,023,760
Equity Series                  .60% above $10 million

Information About Cursitor Holdings

    Cursitor Holdings is an international investment management group formed in July 1990 by the reorganization of a group of related companies with common executive management and overlapping shareholders. The group comprises two holding entities, one of which is Cursitor Holdings. The group is two-thirds owned by its executive management and one-third by a wholly-owned subsidiary of the Government of Singapore Ministry of Finance. The following members of the group's executive management each own, directly or indirectly, 10% of more of the Cursitor Holdings' outstanding voting securities, Eric
G. Auboyneau, Hugh M. Eaton, III, Charles J. Gave and John S. Riccardi.


    The principal activity of the group (representing more than 90% of revenues) is institutional investment management, which is carried on by Cursitor-Eaton Asset Management Company, Cursitor Management
Limited, and Cursitor Cecogest SA. At present, the group manages approximately $9.2 billion, primarily for U.S.-based pension funds, foundations, and endowments. The major investment product is global asset allocation focusing on cash, bonds and equities in major economies. The principal place of business of Cursitor Holdings is 66 Buckingham Gate, London SW1E 6AU.

    As described below under "Acquisition of Cursitor Holdings by Alliance," it is currently expected that, subsequent to the acquisition of Draycott by Cursitor Holdings, Cursitor Holdings itself will be acquired by Alliance.

Sale of Draycott to Cursitor Holdings

    NEIC currently owns all the stock of Draycott. NEIC has agreed to sell this stock to Cursitor Holdings for $477,000, plus any capital advances to Draycott that NEIC may make after June 30, 1995 and prior to the closing of the sale, and minus any dividends or distributions paid by Draycott to NEIC during that period. Cursitor Holdings has also agreed that, for the five-year period following the sale, Cursitor Holdings will pay NEIC an amount equal to 30% of Draycott's advisory fee revenues from Draycott's current mutual fund clients (net of fee waivers and expense reimbursements and reduced by commissions payable to [NEIA]), and 20% of Draycott's advisory fee revenues from certain other clients (subject to certain adjustments).

    Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

    NEIC, Cursitor Holdings and Draycott have all undertaken to use their best efforts to ensure satisfaction of the conditions of Section 15(f). It is not expected that satisfaction of condition (1) above will require any changes in the current composition Fund's Board of Directors.

Acquisition of Cursitor Holdings by Alliance

    On October 24, 1995, Alliance announced that it had reached an agreement in principle to acquire the business of Cursitor Holdings and Cursitor-Eaton Asset Management Company. The acquisition would result in the formation of a new subsidiary of Alliance, called Cursitor Alliance LLC. Alliance would own 93% of Cursitor Alliance LLC, and Cursitor Alliance LLC would own all of the stock of Draycott. The acquisition of Cursitor Holdings by Alliance is subject to the negotiation and execution of definitive agreements by the parties, and to the satisfaction of various other conditions. There is no assurance that the acquisition will in fact be consummated.

    Alliance, a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling over $143 billion. Alliance Capital Management Corporation ("ACMC"), with offices at the same address, is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance. ACMC is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of September 30, 1995, Equitable,
ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units"). ACMC, Inc. and ECMC are wholly-owned subsidiaries of Equitable. As of September 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of Alliance and its subsidiaries, respectively.

    AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies ("Mutuelles AXA")
(one of which, AXA Assurance I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power), of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Pariticipations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

    The addresses of the Mutuelles AXA are as follows: The address of each of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is La Grande Arche, Parol Nord, Paris La Defense, France; the address of each of Alpha Assurances Vie Mutuelle and Alpha Assurances I.A.R.D. Mutuelle is Tour Franklin 100-101 Terrasse Boildieu, Paris La Defense, France; and the address of Uni Europe Assurance Mutuelle is 24 Rue Drouot, Paris, France.

    While a definitive agreement relating to the acquisition of Cursitor Holdings by Alliance has not been reached, it is anticipated that such agreement will provide that Cursitor Holdings and Alliance will undertake to use their best efforts to ensure satisfaction of the conditions of Section 15(f) of the 1940 Act.

Board of Directors' Recommendation

    The Board of Directors unanimously recommends that the proposed sub-advisory agreements with Draycott be approved, the first to be effective upon the consummation of the Cursitor Holdings Acquisition and the second upon the consummation of the Alliance Acquisition. These sub-advisory agreements would each be substantively identical to the one presently in effect (except for their effective date). In reaching this recommendation, the Directors considered whether it was desirable for the Foreign Equity Portfolio to continue to receive day-to-day investment advisory services from Draycott following each proposed Acquisition Transaction. The Directors considered extensive information concerning Draycott's investment approach, personnel, performance record and regulatory compliance experience as well as relevant information with respect to Cursitor Holdings and Alliance. The Directors were informed by Draycott, Cursitor Holdings and Alliance that neither Acquisition Transaction is expected to result in any changes in Draycott's policies with respect to placing portfolio transactions for the Foreign Equity Portfolio with broker-dealers that provide Draycott with brokerage and research services.

    After considering the foregoing factors, the Directors voted unanimously to recommend that shareholders of the Foreign Equity Portfolio approve Proposal No. 3 (effective upon consummation of the Cursitor Holdings Acquisition) and Proposal No. 4 (effective upon consummation of the Alliance Acquisition).

THE SUB-ADVISORY AGREEMENT WITH DRAYCOTT WILL
TERMINATE AT THE TIME OF EACH ACQUISITION TRANSACTION.
IF EITHER OR BOTH PROPOSALS ARE NOT APPROVED, THE
BOARD OF DIRECTORS WILL CONSIDER SUCH ALTERNATIVE
ACTIONS AS ARE IN THE BEST INTEREST OF THE FUND WITH
RESPECT TO ANY PERIOD DURING WHICH DRAYCOTT CEASES TO
SERVE AS SUB-ADVISER TO THE FOREIGN EQUITY PORTFOLIO.

Vote Required

    In order to approve Proposal Nos. 3 and 4, the affirmative vote of the holders of a majority of the outstanding shares of the Foreign Equity Portfolio is required with respect to each such Proposal. Majority for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more that 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                         ADDITIONAL INFORMATION

The Investment Advisory Agreement

The Investment Advisory Agreement, between the Fund and Great-West was initially approved by the shareholders of the Fund at the Annual Meeting of Shareholders held on March 21, 1983. A further amendment to the Investment Advisory Agreement dated August 20, 1984 was approved by the shareholders of the Fund at a Special Meeting of Shareholders on September 9, 1984. Additional amendments were made
March 20, 1985; July 25, 1985; October 1, 1985; July 29, 1987; May 1,
1992; December 1, 1992; December 1, 1993; October 31, 1994 and July
31, 1995. The Investment Advisory Agreement was most recently reapproved by the Fund's Board of Directors, including a majority of the Directors who are not parties to such agreements or "interested persons" (as defined in the 1940 Act) of any such party, at a meeting held on April 11, 1995. The Investment Advisory Agreement may continue in effect through April 11, 1996. The Investment Advisory Agreement automatically continues in effect for successive annual periods so long as such continuance is approved at least annually by (a) the Fund's
Board of Directors or (b) the vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities, provided that, in either event, the continuance is approved by at least a majority of the Fund's Directors who are not parties to the Agreement or "interested persons" of any such party by votes cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically if it is assigned and may be terminated at any time, without penalty, on 60 days written notice at the option of the Fund or Great-West. Please see Appendix A for a copy of the Investment
Advisory Agreement (including all amendments thereto).

The Investment Adviser

Great-West was incorporated by an Act of the Parliament of Canada in 1891 and commenced business in 1892. It is licensed as a life insurance company in all provinces of Canada and in 49 states of the United
States, plus the District of Columbia. The U.S. Headquarters of the Great-West is 8515 East Orchard Road, Englewood, Colorado 80111.

Great-West presently also acts as the investment adviser for Great-West Variable Annuity Account A, a registered open-end management investment company, with assets of approximately $6,940,380 as of June 30, 1995, which issues variable annuity contracts on behalf of GWL&A. Great West's compensation for serving as investment adviser to Variable Annuity Account A is at the annual rate of .4656% of the net asset value of the Account. Great-West also manages other non-registered separate accounts of Great-West and GWL&A. GWL&A is a wholly-owned subsidiary of Great-West, which in turn is a subsidiary of Great-West
Lifeco Inc.   Great-West Lifeco Inc. is a subsidiary of Power Financial
Corporation of Canada, Montreal, Quebec.  171263 Canada Inc. owns
68.7% of the outstanding common stock of Power Financial Corporation. Power Corporation of Canada, Montreal, Quebec owns 100% of the outstanding common stock of 171263 Canada Inc. Power Corporation of Canada is controlled by a Canadian investor, Paul Desmarais, and his associates.

The following table sets forth the name, address, title and principal occupation of the principal executive officer and each director of Great-West.


    Following is a list of officers and directors of the Fund who are also officers of Great-West:

Name and Position               Principal Occupation
with the Fund                   During the Last 5 Years




Dennis Low                      Executive Vice-President, Financial
Director                        Services, of Great-West (since 1991);
                                and President Executive Vice-President,
                                Financial Services of GWL&A (since
                                1991); Senior Vice-President, Individual,
                                U.S. of Great-West (1987-1990)

James D. Motz                   Senior Vice-President, Employee Benefits,
Director                        Great-West(since 1991); Senior
                                Vice-President, Employee Benefits of
                                GWL&A (since 1992); Vice-President,
                                Group, U.S., of Great-West (1983-1990)

Glen R. Derback                 Vice-President, Financial Control
Treasurer                       of Great-West (since 1984)

Ruth B. Lurie                   Vice-President and Counsel (U.S.) of
Secretary                               Great-West (since 1988)

Mark J. Pavlik                  Manager, Financial Control of Great-West
Controller                      (since July 1991); Associate Manager,
                                Financial Accounting and Control of
                                Great-West (1989-1993)

Beverly A. Byrne                Assistant Counsel of Great-West (since
Assistant Secretary             1993); Attorney with Great-West (1988-
                                1993)

Bruce A. Burrey                 Assistant Vice-President, Financial
Assistant Controller            Management of Great-West (since June
                                1995); Assistant Vice-President,
                                Accounting Services of Great-West
                                (since 1984)

Terms of Investment Advisory Agreement

While Great-West is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that Great-West, subject to the review by the Board of Directors, is responsible for the actual day-to-day management of the Fund and its Portfolios.

Great-West has contractually delegated responsibility for day-to-day investment management to Loomis with respect to the Corporate Bond and Small-Cap Aggressive Growth Portfolios. The arrangement between Great-West and Loomis is described in the proposed new sub-advisory agreement (which is substantively identical to the existing sub-advisory agreement with Loomis, except for their effective date) between Loomis, Great-West and the Fund. Please see below for a discussion of Loomis and the proposed new sub-advisory agreement with Loomis (the "Loomis Sub-Advisory Agreement"). Please see Appendix B for a copy of the proposed Loomis Sub-Advisory Agreement.

Great-West has contractually delegated responsibility for day-to-day investment management with respect to the Foreign Equity Portfolio to Draycott. The arrangement between Great-West and Draycott is described in the proposed new sub-advisory agreements (which are substantively identical to the existing sub-advisory agreement with Loomis except for the effective date) between Draycott, Great-West and the Fund. Please see below for a discussion of Draycott and the proposed new sub-advisory agreements with Draycott (the "Draycott Sub-Advisory Agreements". Please see Appendices C and D for a copy of the proposed Draycott Sub-Advisory Agreements.


The Sub-Advisory Agreements

Loomis, Sayles & Company, LP

    The proposed Loomis Sub-Advisory Agreement was approved at a meeting on November 20, 1995 by the Fund's Board of Directors, including at least a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The proposed Loomis Sub-Advisory Agreement, if approved by shareholders, will continue in effect for two years after such approval and for successive annual periods thereafter so long as such continuance is approved at least annually by (a) the Fund's Board of Directors or (b) the vote of a majority of the outstanding voting securities of the Corporate Bond and Small-Cap Aggressive Growth Portfolios, as applicable, provided that, in either event, the continuance is approved by at least a majority of the Fund's Directors who are not parties to the Loomis Sub-Advisory Agreement or "interested persons" of any such party. The proposed Loomis Sub-Advisory Agreement provides that it will terminate automatically if it is assigned and may be terminated at any time, without penalty, on 60 days written notice at the option of Loomis or the Fund.

    Like the existing sub-advisory agreement with Loomis, the proposed Loomis Sub-Advisory Agreement provides, in substance, that Loomis will provide day-to-day portfolio management services to the Corporate Bond and Small-Cap Aggressive Growth Portfolios of the Fund. Subject to review by Great-West and the Board of Directors of the Fund, Loomis is responsible for the actual investment and reinvestment of the Corporate Bond and Small-Cap Aggressive Growth Portfolios' respective assets. Loomis will bear all expenses associated with the performance of its services under the proposed Loomis Sub-Advisory Agreement such as compensating personnel and furnishing office space for its officers and employees connected with the investment and economic research, trading, and the investment management of the Corporate Bond and Small-Cap Aggressive Growth Portfolios.

    Great-West is solely responsible for compensating Loomis, which receives monthly compensation from Great-West for managing the Corporate Bond and Small-Cap Aggressive Growth Portfolios' respective assets at the annual rate of .25% on all assets in the Corporate Bond Portfolio, and, with respect to the Small-Cap Aggressive Growth Portfolio,
 .04167% on the first $10 million in assets, .0375% on the next $15 million in assets, .03333% on the next $75 million in assets, and .025% on assets over $100 million. For the fiscal year ended December 31, 1994, Loomis received aggregate compensation of $6,424 with respect to the Corporate Bond Portfolio, and $9,791 with respect to the Small-Cap Aggressive Growth Portfolio. As of June 30, 1995, Loomis received aggregate compensation of $33,046 with respect to the Corporate Bond Portfolio, and $48,842 with respect to the Small-Cap Aggressive Growth Portfolio. The proposed Loomis Sub-Advisory Agreement, like the existing sub-advisory agreement with Loomis, provides that Loomis is not liable for any act or omission in the course of or in connection with rendering services to the Corporate Bond or Small-Cap Aggressive
Growth Portfolios in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    Please refer to Appendix B for the complete text of the proposed Loomis Sub-Advisory Agreement.

Draycott Partners, Ltd.

    The proposed Draycott Sub-Advisory Agreements were approved at a meeting on November 20, 1995 by the Fund's Board of Directors, including at least a majority of the Directors who are not parties to such proposed Agreements or "interested persons" (as defined in the 1940
Act) of any such party.  Each proposed Draycott Sub-Advisory
Agreement, if approved by shareholders, will continue in effect for two years after such approval and for successive annual periods thereafter so long as such continuance is approved at least annually by (a) the Fund's Board of Directors or (b) the vote of a majority of the outstanding voting securities of the Foreign Equity Portfolio, provided that, in either event, the continuance is approved by at least a majority of the Fund's Directors who are parties to an Agreement or "interested persons" of any such party. The proposed Draycott Sub-Advisory Agreements each provide that it will terminate automatically if it is assigned and may be terminated at any time, without penalty, on 60 days written notice at the option of Draycott or the Fund.

Like the present sub-advisory agreement with Draycott, the proposed Draycott Sub-Advisory Agreements provide, in substance, that Draycott will provide day-to-day investment management services to the Foreign Equity Portfolio of the Fund. Subject to review by Great-West and the Board of Directors of the Fund, Draycott is responsible for the actual investment and reinvestment of the Foreign Equity Portfolio's assets. Draycott will bears all expenses associated with the performance of its services under the proposed Draycott Sub-Advisory Agreements such as compensating personnel and furnishing office space for its officers and employees connected with the investment and economic research, trading, and investment management of the Foreign Equity Portfolio.

    Great-West is solely response for compensating Draycott, which receives monthly compensation from Great-West for managing the Foreign Equity Portfolio's assets according to the following annual rates:
 .05% on the first $10 million in assets, .04167% on the next $40 million in assets and .02917% on assets over $50 million. For the fiscal year ended December 31, 1994, Draycott received aggregate compensation of $34,890 with respect to the Foreign Equity Portfolio. As of June 30, 1995, Draycott received aggregate compensation of $72,685 with respect to the Foreign Equity Portfolio. Like the present sub-advisory agreement with Draycott, the proposed Draycott Sub-Advisory Agreements also provides that Draycott is not liable for any act or omission in the course of or in connection with rendering services to the Foreign Equity Portfolio in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    Please refer to Appendices C and D for the complete text of the proposed Draycott Sub-Advisory Agreements, the first (Appendix C) to be effective upon consummation of the Cursitor Holdings Acquisition and the second (Appendix D) to be effective upon consummation of the Alliance Acquisition. Both Agreements are substantively identical to one another and to the existing sub-advisory agreement with Draycott (except for the effective date).

Portfolio Transactions and Brokerage

    Some of the portfolio transactions with respect to the Small-Cap Aggressive Growth and Foreign Equity Portfolios are placed with broker-dealers who provide Loomis and Draycott, as applicable, with supplementary investment and statistical information or furnish market quotations to such Portfolios or other clients advised by Loomis or Draycott, as applicable. Although it is not possible to assign an exact dollar value to those services, they may, to the extent used, tend to reduce expenses of Loomis and Draycott, as applicable. The services may also be used by Loomis and Draycott, in connection with their other advisory accounts and in some cases may not be used with respect to the Portfolios.

    In placing orders for the purchase and sale of portfolio securities, Loomis, with respect to the Small-Cap Aggressive Growth Portfolio, and Draycott, with respect to the Foreign Equity Portfolio, each select only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rate which, when combined with the quality for the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis and Draycott each use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data.
In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of capital commitment by the broker in connection with the order, are taken into account. The Small-Cap
Aggressive Growth and Foreign Equity Portfolios will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Other Matters

    The number of shares of beneficial interest of each Portfolio issued and outstanding as of the Record Date (October 31, 1995) are as follows:

                                                Shares Outstanding
          Portfolio                               on Record Date

Corporate Bond                                      33,796,403
Small-Cap Aggressive Growth                         20,979,799
Foreign Equity                                      64,375,946

        As of the Record Date, there were no persons entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares.

        As of the Record Date, all of the shares of each Portfolio were owned of record by either: (1) Maxim Series Account ("Maxim Account"), a separate account of Great-West Life and Annuity Insurance Company ("GWL&A"); (2) Retirement Plan Series Account ("Retirement Plan"), a separate account of GWL&A; (3) FutureFunds Series Account ("FutureFunds"), a separate account of GWL&A; (4) FutureFunds Series Account II ("FutureFunds II"), a separate account of GWL&A; and (5) TNE Series (k) Account ("TNE Account"), a separate account of The New England Mutual Life Insurance Company ("TNE"). The shares and percentage of each Portfolio held by these entities is set forth below:

  Portfolio
    Maxim
Account
                 Retirement
Plan
                                FutureFunds  FutureFunds
II
                                                               TNE
Accoun
t
Corporate
Bond
4,820  --
<1%
125,259  --
1%
1,454,071 --
4%
27,521,229 --
81%
4,691,0
23 --
14%
Small-Cap
Aggressive
Growth
                 N/A
 90,833  --
1%
                                          N/A
18,335,713 --
87%
2,553,2
53 --
12%
Foreign
Equity
          N/A 53,256  --
1%
                                       N/A56,701,281 --
88%
7,621,4
08 --
11%
Shareholder Proposals

        Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are Proposal Nos. 1 through 4 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

        Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

The Fund will furnish, without charge, a copy of 1994 annual report and the June 30, 1995 semi-annual report upon the request of Contractowners who have allocated contract value to the Corporate Bond, Small-Cap Aggressive Growth or Foreign Equity Portfolios of the Fund. Such requests should be forwarded to Ms. Teddy
Beckman, 8515 E. Orchard Road, Englewood, CO 80111; (800) 537-
2033, ext. 4538.

                                                        BY ORDER OF
THE BOARD OF DIRECTORS



                                                        Ruth B. Lurie
                                                        Secretary
December 4, 1995

                               APPENDIX A

                      INVESTMENT ADVISORY AGREEMENT

        INVESTMENT ADVISORY AGREEMENT made this 1st day of April, 1982, by and between Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), and The Great-West Life Assurance Company, a Canadian stock life insurance company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), whereby the Adviser will act as investment adviser to the Fund as follows:

                                ARTICLE I
                          Duties of the Adviser

        The Fund hereby employs the Adviser to act as the investment adviser to and manager of the Fund, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of its existing portfolio and of each portfolio it may create in the future ("the Portfolios") and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Adviser shall, when appropriate and consistent with the limitations set forth in Section C hereof:

                        (a)     perform research and obtain and
                evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund;

                        (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment plan for approval, modification, or rejection by the Board;

                        (c)     seek out, present, and recommend
                specific investment opportunities, consistent with any overall investment plan approved by the Board;

                        (d)     take such steps as are necessary to
                implement any overall investment plan approved by the Board, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

                        (e) regularly report to the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Account;

                        (f) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Fund; and

                        (g)     determine the net asset value of the
                Fund as required by applicable law.

        If, in the judgment of the Adviser, the Fund would be benefitted by supplemental investment research from other persons or entities, outside the context of a specific brokerage transaction, the Adviser is authorized to obtain and pay a reasonable flat fee for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expense of the Adviser may not be necessarily reduced as a result of the receipt of such supplement information.

                B. Administrative Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of the Fund and the Portfolios, including all financial reporting for the Fund.  In this connection, the Adviser agrees to (i) assist in supervising all aspects of the Fund's operations, including the co-ordination of all matters relating to the functions of the custodian, transfer agent or other shareholder service agents, if any, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) provide the Fund, at the Adviser's expense, with services of persons, who may be the Adviser's officers, competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with certain reports and the maintenance of certain books and records of the Fund, and (ii) provide the Fund, at the Adviser's expense, with adequate office space and related services necessary for
its operations as contemplated in this Agreement.   Nothing contained
herein will be construed to restrict the Fund's right to hire its own employees or to contract for services to be performed by third parties.

                C. Limitations on Advisory Services. The Adviser shall perform the services under this Agreement subject to the review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time and the provisions of the Investment
Company Act of 1940, as amended (the "Investment Company Act").

        The Fund has furnished or will furnish the Adviser with copies of the Fund's Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective.
The Adviser will be entitled to rely on all documents furnished by the Fund.

                               ARTICLE II
                       Compensation of the Adviser

                A. Investment Advisory Fee. As compensation for its services to the Fund, the Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund.

                B. Allocation of Expenses. The Adviser shall be responsible for all expenses incurred in performing the services set forth in Article I hereunder. These expenses include costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the adviser connected with investment and economic research, trading, and investment management of the Fund; and paying the fees of all directors of the Fund who are affiliated persons of the Adviser or any of its subsidiaries.

        The Fund pays all other expenses incurred in its operation and all of its general administrative expenses, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors' fees, legal expenses, state franchise taxes, certain other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, certain insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs. Accounting services are provided for the Fund by the Adviser and the Fund reimburses the Adviser for its costs in connection therewith. The organizational expenses of the Fund were paid by the Adviser, and the Adviser will be reimbursed by the Fund for such expenses through payments amortized over five years, with such payments not to exceed
$20,000 annually. In the event that these payments do not fully reimburse the Investment Adviser for organization expense, payments not to exceed $20,000 annually will be made in subsequent years. The sum of all organizational expenses reimbursed by the Fund in the aggregate shall not exceed $125,000.

                C. Notwithstanding the foregoing, when expenses, as hereinafter described, exceed at the annual rate of 1% of the average daily net assets of the Fund, such excess will be paid by the Adviser. The expense is the sum of the Investment Advisory fee (A above) and expenses paid directly by the Fund (described in B above).

                               ARTICLE III
                  Portfolio Transactions and Brokerage

        The Adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article I, and to place orders pursuant to its determinations, either directly with the issuer, with any broker-dealer or underwriter that specialized in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

        The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Adviser for a flat fee (see Article
I) the Adviser need not take such a flat fee into consideration.

        If, in the judgment of the Adviser, the Fund would be benefitted by supplemental investment research in addition to such research furnished for a flat fee, the Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The expenses of the Adviser may not necessarily be reduced as a result of receipt of such supplemental information.

        Subject to the above requirements and the provisions of the Investment Company Act of 1940, the Securities Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                               ARTICLE IV
                        Activities of the Adviser

        The services of the Adviser to the Fund under this Investment Advisory Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Investment Advisory Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Fund, and that the Adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Fund.

        Securities held by the Fund may also be held by separate accounts or other mutual funds for which the Adviser acts as an adviser or by the Adviser or its subsidiaries. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its subsidiaries or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other entities for which the Adviser or its subsidiaries act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

        It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund portfolio.

                                ARTICLE V
                     Effectiveness of the Agreement

        This Investment Advisory Agreement shall not become effective
(and the Adviser shall not serve or act as investment adviser) unless and until it is approved by the Board including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by the sole shareholder; and this Agreement shall come into full force and effect on the date on which it is so approved.

                               ARTICLE VI
                          Term of the Agreement

        This Investment Advisory Agreement shall remain in effect until the earlier of one year from its effective date or the date of the first annual or special meeting of shareholders of the Fund and shall continue so long as such continuance is specifically approved by a majority of the outstanding shares of the Fund at that time and at least annually thereafter (a) by the vote of the majority of the Board, or by vote of a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

        (a) shall not be terminated by the Adviser without sixty days' prior written notice and without the prior approval of a new investment advisory agreement by vote of a majority of the outstanding shares of the Fund;

        (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser;

        (c) shall not be amended without specific approval of such amendment by (i) the Board, or by the vote of a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio, and
                (ii) a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and

        (d) shall automatically terminate upon assignment by either party.
                               ARTICLE VII
                              Recordkeeping

        The Adviser agrees that all accounts and records which it maintains for the Fund shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency having jurisdiction.

                              ARTICLE VIII
                        Liability of the Adviser

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Fund or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                               ARTICLE IX
                              Governing Law

        This Investment Advisory Agreement is subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Fund or any of its Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

        IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

                                        MAXIM SERIES FUND, INC.



                                By:


                                                President
Witness:




Secretary

                                        THE GREAT-WEST LIFE
                                        ASSURANCE COMPANY



                                By:


                                        Senior Vice President,
                                        Investments

Witness:











Associate Secretary                     Vice President and Secretary
                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


        The following amendments are made to this Agreement dated
April 1st, 1982, and are hereby incorporated into and made a part of this Agreement as of January 18, 1983:

1. Article I, Section A, last full paragraph, is amended by adding the following two sentences at the end of the paragraph:

        "The advisor shall regularly report to the Board when it has secured or, where time permits, intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or to disapprove of said research."

2. Article II, Section B, is amended by deleting from the first sentence in the second paragraph thereof, the words "certain other taxes", and by deleting in the same sentence the word
        "taxes" after "franchise" and substituting the word "charges" after "franchise".

3. Article VIII is amended by deleting, in the first sentence thereof, the word "hereunder", and substituting there (after the word "services"), the words "pursuant to Article I, A, a, b, c, and d," and by adding the following sentence at the end of Article VIII: "In connection with the rendering of all other services hereunder, Adviser shall exercise ordinary care or skill in the performance of its duties."

        In witness whereof, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of January 18, 1983.


                                        MAXIM SERIES FUND, INC.


                                By:



                                                                President
Witness:



Secretary                               THE GREAT-WEST LIFE
                                        ASSURANCE COMPANY


                                By:


                                        Senior Vice President,
                                        Investments
Witness:





Associate Secretary                     Vice President and Secretary
                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


        The following amendment is made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983,
(hereinafter called "the Agreement") and is hereby incorporated into and made a part of the Agreement:

Article II, Section A, of the Agreement is amended by substituting the following wording:

        "As compensation for its services to the Fund, the Adviser receives monthly compensation at the annual rate of .25% of the average daily net assets for the Money Market Portfolio, .40% of the average daily net assets for the Bond Portfolio on the first $100 million of assets in that portfolio and .25% thereafter, and .75% of the average daily net assets for the Growth Portfolio on the first $100 million of assets in that portfolio and .65% thereafter. For future Portfolios the investment advisory fee will be established by amending the Agreement as required."

        This amendment shall become effective following shareholder approval as required under the Investment Company Act of 1940.

        In witness whereof, the parties hereto have caused this amending agreement to be executed in duplicate, in their name and on their behalf by and through their duly authorized officers this 22nd day of August, 1984.

                                        MAXIM SERIES FUND, INC.


Attest:                                 By:


        Secretary                               President




                                        THE GREAT-WEST LIFE
                                        ASSURANCE COMPANY



                                        By:

                                                Executive Vice President,
                                                Investments




Attest:                                 By:

        Associate Secretary                  Vice President and Secretary

                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


The following amendment is made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, and as amended
August 22, 1984, (hereinafter called "the Agreement") and is hereby incorporated into and made a part of the Agreement:

Article II, Section A (as previously amended on August 22, 1984) is further amended by adding the following wording at the end of and as part of the first sentence thereof:

                "..., and .40% of the average daily net
                assets for the Government Guaranteed
                Portfolio on the first $100 Million of
                assets in that portfolio and .25%
                thereafter."

This amendment shall become effective following shareholder approval as required under the Investment Company Act of 1940.

In witness whereof, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 20th day of March, 1985.


                                        MAXIM SERIES FUND, INC.


Attest:                                 By:

        Secretary                               President



                                        THE GREAT-WEST LIFE
                                        ASSURANCE COMPANY


                                        By:

                                        Executive Vice President,
                                        Investments


Attest:



        Associate Secretary             Vice President and Secretary

                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


The following amendment is made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August 22, 1984, and March 20, 1985, (hereinafter called "the Agreement") and is hereby incorporated into and made a part of the Agreement:

Article II, Section A (as previously amended on August 22, 1984 and March 20, 1985) is further amended by adding the following wording at the end of and as part of the amended first sentence thereof:

                "..., and .25% of the average daily net
                assets for the Zero-Coupon Treasury
                Portfolios."

This amendment shall be presented for shareholder approval as required under the Investment Company Act of 1940.

In witness whereof, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 25th day of July, 1985.


                                        MAXIM SERIES FUND, INC.


Attest:                                 By:

        Secretary                               President




                                        THE GREAT-WEST LIFE
                                        ASSURANCE COMPANY


                                        By:

                                                Executive Vice President,
                                                Investments




Attest:






        Associate Secretary             Vice President and Secretary

                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


The following amendment is made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August 22, 1984, March 20, 1985, and July 25, 1985 (hereinafter called "the Agreement") and is hereby incorporated into and made a part of the Agreement:

Article II, Section A (as previously amended on August 22, 1984, March
20, 1985, and July 25, 1985) is further amended by deleting "... .75% of the average daily net assets for the Growth Portfolio on the first $100 million of assets in that portfolio and .65% thereafter...", and substituting the following wording as a part of the amended first sentence thereof:

                "..., .50% of the average daily net assets for the Growth Portfolio on the first $100 million of assets in that portfolio and .40% thereafter, ..."

This amendment shall be effective as of October 1, 1985 and shall be presented for shareholder approval as required under the Investment Company Act of 1940.

In witness whereof, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 16th day of October, 1985.


                                        MAXIM SERIES FUND, INC.


Attest:                                         By:

        Secretary                               President




                                        THE GREAT-WEST LIFE
                                        ASSURANCE COMPANY



                                        By:

                                                Executive Vice President,
                                                Investments




Attest:

        Associate Secretary             Vice President and Secretary

                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


The following amendment is made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August 22, 1984, March 20, 1985, July 25, 1985, and October 1, 1985 (hereinafter called "the Agreement") and is hereby incorporated into and made a part of the
Agreement:

Article II, Section A (as previously amended on August 22, 1984, March 20, 1985, July 25, 1985, and October 16, 1985) is further amended by adding the following wording at the end of and as part of the amended first sentence thereof:

                "..., .50% of the average daily net assets for the Total Return Portfolio on the first
                $100 million of assets in that portfolio and .40% thereafter."

Article II, Section A, as amended, is further amended by deleting the term "Government Guaranteed Portfolio" and inserting in its place the term "Government and High Quality Securities Portfolio".

IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 29th day of July, 1987.

                                        MAXIM SERIES FUND, INC.



                                        By:

                                                President



                                        THE GREAT-WEST LIFE
                                        ASSURANCE COMPANY



                                        By:

                                                Executive Vice President,
                                                Investments



                                        By:

                                                Senior Vice President and
                                                Secretary
                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


The following amendment is made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August 22, 1984, March 20, 1985, July 25, 1985, October 1, 1985, and July 29, 1987 (the
"Agreement") and is hereby incorporated into and made a part of the
Agreement:

Article II, Section A is amended to read:

        As compensation for its service to the Fund, the Adviser receives monthly compensation at the annual rate of 0.46% for the Money Market Portfolio; 0.60% for the Bond Portfolio, the U.S. Government Securities Portfolio, the Growth Portfolio and the Total Return Portfolio; and 0.50% of the Zero-Coupon 1995 Portfolio.

Article II, Section B is amended to read:

        The Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses. The Fund will pay only extraordinary expenses, including the costs of litigation.

This amendment shall be effective as of May 1, 1992, following shareholder approval as required by the Investment Company Act of 1940.

In witness whereof, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 1st day of May, 1992.

                                MAXIM SERIES FUND, INC.



Attest:                         By:

        Secretary                       President



                                THE GREAT-WEST LIFE
                                ASSURANCE COMPANY


Attest:                         By:

        Senior Vice President, General  Senior Vice President, Chief
        Counsel and Secretary           Investment Officer (U.S.
                                        Operations)

                              Amendments to
                      INVESTMENT ADVISORY AGREEMENT
                                 between
                         MAXIM SERIES FUND, INC.
                                   and
                  THE GREAT-WEST LIFE ASSURANCE COMPANY


The following amendment is made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August 22, 1984, March 20, 1985, July 25, 1985, October 1, 1985, July 29, 1987, and May
1, 1992 (the "Agreement") and is hereby incorporated into and made a part of the Agreement:

Article II, Section A is amended to add the following wording at the end of and as part of the amended first sentence thereof:

        ". . . , 0.60% for the Investment Grade Corporate Bond
        Portfolio and 0.60% for the U.S. Government Mortgage
        Securities Portfolio."

IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 1st day of December, 1992.


                                MAXIM SERIES FUND, INC.



Attest:                         By:

        Secretary                       President



                                THE GREAT-WEST LIFE
                                ASSURANCE COMPANY



Attest:                         By:

        Senior Vice President,          Senior Vice President, Chief
        General Counsel and             Investment Officer (U.S.
        Secretary                       Operations)

                              Amendments to
                      Investment Advisory Agreement
                                 between
                         Maxim Series Fund, Inc.
                                   and
                 The Great-West Life Assurance Company

        The following amendments are made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August
22, 1984, March 20, 1985, July 25, 1985, October 1, 1985, July 29, 1987,
May 1, 1992, and December 1, 1992 (the "Agreement"), and are hereby incorporated into and made a part of the Agreement:

        1. Article II, Section A is amended by deleting the existing language and substituting the following:

                        As compensation for its services to the Fund, the Adviser receives monthly compensation at the annual rate of 0.46% of the average daily net assets of the Money Market Portfolio; 0.60% of the average daily net assets of each of the Bond Portfolio, the Investment Grade Bond Portfolio, the U.S. Government Securities Portfolio, the Total Return Portfolio, the Stock Index Portfolio, the U.S. Government Mortgage Securities
                        Portfolio, the Small-Cap Index Portfolio, the Growth Index Portfolio and the Value Index Portfolio; 0.50% of the average daily net assets of the Zero-Coupon Treasury Portfolio; 0.95% of the average daily net assets of the Mid-Cap Portfolio; and 1.00% of the average daily net assets of Small-Cap Value Portfolio and the International Equity Portfolio.

        2. Article II, Section B is amended by deleting the existing language and substituting the following:

                        Except with respect to the Portfolios indicated below, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, and the Fund shall pay only extraordinary expenses, including the cost of litigation.

                        With respect to the Small-Cap Value Portfolio, the Mid-Cap Portfolio, and the International Equity Portfolio:

                        (a) The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of the Fund; and paying all fees of all directors of the Fund who are affiliated persons of the Adviser or any of its subsidiaries.

                        (b)     The Fund pays all other expenses
                        incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors' fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), cost of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs. Accounting services are provided for the Fund by the Adviser and the Fund shall reimburse the Adviser for its costs in connection therewith.

        2. Article II, Section C, is amended by deleting the existing language and substituting the following:

                        Notwithstanding the second paragraph of
                        Section B, above, with respect to the following Portfolios of the Fund, the Adviser shall pay Expenses which exceed an annual rate of: 1.35% of the average daily net assets of the Small-Cap Value Portfolio; 1.10% of the average daily net assets of the Mid-Cap Portfolio; and, 1.50% of the average daily net assets of the International Equity Portfolio. For purposes of this Section C, "Expenses" with respect to a Portfolio shall mean the sum of (a) the investment advisory fee described in Section A, above, for such Portfolio, and (b) expenses to be paid directly by the Fund, as described in clause (b) of the second paragraph of Section B, above, with respect to such Portfolio.

        In witness whereof, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 1st day of December, 1993.


                                MAXIM SERIES FUND, INC.



Attest:                                 By:

                                        President



                                THE GREAT-WEST LIFE ASSURANCE
                                COMPANY



Attest:                         By:

                                        Senior Vice President, Chief
                                        Investment Officer (U.S.
                                        Operations)

                              Amendments to
                      Investment Advisory Agreement
                                 between
                         Maxim Series Fund, Inc.
                                   and
                 The Great-West Life Assurance Company

        The following amendments are made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August
22, 1984, March 20, 1985, July 25, 1985, October 1, 1985, July 29, 1987,
May 1, 1992, December 1, 1992 and December 1, 1993 (the
"Agreement"), and are hereby incorporated into and made a part of the
Agreement:

1. Article II, Section A is amended by deleting the existing language and substituting the following:

                As compensation for its services to the Fund, the Adviser receives monthly compensation at the annual rate of 0.46% of the average daily net assets of the Money
                Market Portfolio; 0.50% of the average daily net assets of the Zero-Coupon Treasury Portfolio; 0.53% of the average daily net assets of the Maxim Vista Growth &
                Income Portfolio; 0.60% of the average daily net assets of each of the Bond Portfolio, the Investment Grade Bond Portfolio, the U.S. Government Securities Portfolio, the Total Return Portfolio, the Stock Index Portfolio, the U.S. Governmental Mortgage Securities Portfolio, the Small-
                Cap Index Portfolio, the Growth Index Portfolio and the Value Index Portfolio; 0.80% of the average daily net assets of the Maxim T. Rowe Price Equity/Income
                Portfolio; 0.90% of the average daily net assets of the Corporate Bond Portfolio; 0.95% of the average daily net assets of each of the Mid-Cap Portfolio and the Maxim INVESCO Small-Cap Growth Portfolio; and 1.00% of the average daily net assets of each of the Small-Cap Value Portfolio, the Maxim INVESCO ADR Portfolio, the Foreign Equity Portfolio, the Small-Cap Aggressive Growth
                Portfolio and the International Equity Portfolio.

2. Article II, Section B is amended by deleting the existing language and substituting the following:

                Except with respect to the Portfolios indicated below, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, and the Fund shall pay only extraordinary expenses, including the cost of litigation.

                With respect to the Small-Cap Value, the Mid-Cap, Small-Cap Aggressive Growth, Foreign Equity, Maxim T. Rowe Price Equity/Income, Maxim INVESCO Small-Cap Growth, Maxim INVESCO ADR and the International Equity
                Portfolios:

                (a) The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of the Fund; and paying all fees of all directors of the Fund who are affiliated persons of the Adviser or any of its subsidiaries.

                (b) The Fund pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest, charges of the custodian and transfer agent, if any, cost of auditing services, directors' fees, legal expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, advisory fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), cost of printing proxies, stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs. Accounting services are provided for the Fund by the Adviser and the Fund shall reimburse the Adviser for its costs in connection therewith.

2. Article II, Section C, is amended by deleting the existing language and substituting the following:

                Notwithstanding the second paragraph of Section B, above, with respect to the following Portfolios of the Fund, the Adviser shall pay Expenses which exceed an annual rate of: 1.35% of the average daily net assets of the Small-Cap Value Portfolio; 1.10% of the average daily net assets of the Mid-Cap and Maxim INVESCO Small-
                Cap Growth Portfolios; 1.30% of the average daily net assets of the Small-Cap Aggressive Growth Portfolio;
                0.95% of the Maxim T. Rowe Price Equity/Income
                Portfolio; 1.50% of the Maxim INVESCO ADR, Foreign
                Equity and International Equity Portfolios. For purposes of this Section C, "Expenses" with respect to a Portfolio shall mean the sum of (a) the investment advisory fee described in Section A, above, for such Portfolio, and (b) expenses to be paid directly by the Fund, as described in clause (b) of the second paragraph of Section B, above, with respect to such Portfolio.

        IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 31st day of October, 1994.


                                MAXIM SERIES FUND, INC.



Attest:                         By:

                                        President

                                THE GREAT-WEST LIFE ASSURANCE
                                COMPANY



Attest:                         By:

                                        Senior Vice President, Chief
                                        Investment Officer (U.S.
                                        Operations)

                              Amendments to
                      Investment Advisory Agreement
                                 between
                         Maxim Series Fund, Inc.
                                   and
                 The Great-West Life Assurance Company

        The following amendments are made to the Investment Advisory Agreement dated April 1, 1982, as amended January 18, 1983, August
22, 1984, March 20, 1985, July 25, 1985, October 1, 1985, July 29, 1987,
May 1, 1992, December 1, 1992, December 1, 1993 and October 31,
1994 (the "Agreement"), and are hereby incorporated into and made a part of the Agreement:

        Article II, Section A is amended by deleting the existing language and substituting the following:

                As compensation for its services to the Fund, the Adviser receives monthly compensation at the annual rate of 0.46% of the average daily net assets of the Money
                Market Portfolio; 0.50% of the average daily net assets of the Zero-Coupon Treasury Portfolio; 0.53% of the average daily net assets of the Maxim Vista Growth &
                Income Portfolio; 0.60% of the average daily net assets of each of the Bond Portfolio, the Investment Grade Bond Portfolio, the U.S. Government Securities Portfolio, the Total Return Portfolio, the Stock Index Portfolio, the U.S. Governmental Mortgage Securities Portfolio, the Small-
                Cap Index Portfolio, the Growth Index Portfolio, the Value Index Portfolio and the Short-Term Maturity Bond
                Portfolio; 0.80% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 0.90% of the average daily net assets of the Corporate Bond Portfolio; 0.95% of the average daily net assets of each of the Mid-Cap Portfolio and the Maxim INVESCO Small-
                Cap Growth Portfolio; and 1.00% of the average daily net assets of each of the Small-Cap Value Portfolio, the Maxim INVESCO ADR Portfolio, the Foreign Equity
                Portfolio, the Small-Cap Aggressive Growth Portfolio and the International Equity Portfolio.

        IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers as of the 31st day of July, 1995.


                                MAXIM SERIES FUND, INC.



Attest: ____________________    By:

                                        President

                                THE GREAT-WEST LIFE ASSURANCE
                                COMPANY


Attest: ____________________    By:

                                        Senior Vice President, Chief
                                        Investment Officer (U.S.
                                        Operations)

                               APPENDIX B

                         SUB-ADVISORY AGREEMENT

        SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this
Agreement") made this ___________ day of _________, 199___ by and between The Great-West Life Assurance Company, a Canadian stock life insurance company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Loomis Sayles &
Company, LP, a Delaware limited partnership registered as an Investment Adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Corporate Bond Portfolio and Small Cap Aggressive Growth Portfolio of the Fund ("the Portfolios"), in conjunction with the Adviser, as follows:

                                ARTICLE I
                                Preamble

        The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended. Such advisory agreement and all amendments thereto are hereinafter referred to as "the GWL Agreement". In the GWL Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only, to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                               ARTICLE II
                        Duties of the Sub-adviser

        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

                (a)     perform research and obtain and
        evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

                (b)     consult with the Adviser and with the
        Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

                (c)     seek out, present, and recommend
        specific investment opportunities for the Portfolios, consistent with an overall investment plan approved by the Adviser and the Board;

                (d)     take such steps as are necessary to
        implement any overall investment plan approved by the Board for the Portfolios, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

                (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

                (f)     communicate on trade date to the
        Adviser the purchases and sales within the Portfolios;

                (g)     arrange with the applicable broker or
        dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

                (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;

                (i)     maintain all required records,
        memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios;

                (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolios and which are incurred as a result of providing investment management services to the Portfolios.

        The Adviser will continue to provide all of the services described in the GWL Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

        If, in the judgement of the Sub-adviser, the Portfolios would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in
Article IV hereof, the Sub-adviser is authorized to obtain and pay at its own expense for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expenses of the Sub-adviser may not be necessarily reduced as a result of the receipt of such supplemental information. The Sub-adviser and the Adviser shall regularly report to the Board when the Sub-adviser has secured or, where time permits, the Sub-adviser intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or disapprove of said research.

        B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

        The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                               ARTICLE III
                     Compensation of the Sub-adviser

        A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Article II of this Agreement, a percentage of the assets of the Portfolios (the "NAV Fee") according to the following schedule:

Corporate Bond Portfolio        Small-Cap Aggressive Growth
                                Portfolio
NAV Fee                         Average Daily Net Assets        NAV Fee
0.25% on all monies                     First $10 million       .04167%
                                        Next $15 million        .03750%
                                        Next $75 million        .03333%
                                        Over $100 million       .02500%

This calculation will be based on the average daily net assets of the Portfolio during such month.

        B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios).

        As described in the GWL Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses.


                               ARTICLE IV
                  Portfolio Transactions and Brokerage

        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter selected by the Sub-adviser, subject to the following limitations.

        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                ARTICLE V
                      Activities of the Sub-adviser

        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

        Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect of price.

        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.
                               ARTICLE VI
                     Effectiveness of the Agreement

        The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Corporate Bond and Small-Cap Aggressive Growth Portfolios, and this Agreement shall come into full force and effect on the date it is so approved. If so approved, the Sub-adviser will act as sub-adviser under the terms of the Agreement upon the consummation of the acquisition of The New England Mutual Life Insurance Company by Metropolitan Life Insurance Company.

                               ARTICLE VII
                          Term of the Agreement

        The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

        (a) shall not be terminated by the Sub-adviser without sixty days' prior written notice;
        (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolios, on sixty days' written notice to the Sub-adviser;

        (c) shall not be amended without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolios; and

        (d) shall automatically terminate upon assignment by either party.

                              ARTICLE VIII
                             Record Keeping

        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency having jurisdiction.

                               ARTICLE IX
                      Liability of the Sub-adviser

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                ARTICLE X
                             Indemnification

        The Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement.

        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GWL Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this agreement of the GWL Agreement.

                               ARTICLE XI
             Agreements, Representations and Indemnification
                     Related to Disclosure Documents

        A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C.
below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

        B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company
Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of
1940, as amended, and other applicable laws, and that such information at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Sub-adviser will promptly notify the Fund and the Adviser of the happening of any event which in the judgment of the Fund or the Advisor makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund or the Advisor need make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular
Disclosure Statement.

        C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed prior to, on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular
Disclosure Document.

        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

        D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                               ARTICLE XII
                              Governing Law

        This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                              ARTICLE XIII
                              Counterparts

        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                        THE GREAT-WEST LIFE ASSURANCE
                                COMPANY


___________________             By:  _________________________


Witness:                        LOOMIS SAYLES & COMPANY LP


___________________             By:  ______________________________


Witness:                        MAXIM SERIES FUND, INC.


____________________            By:  _______________________________
                     APPENDIX C

                         SUB-ADVISORY AGREEMENT

        SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this ___________ day of _________, 199___ by and between The Great-West Life Assurance Company, a Canadian stock life insurance company registered as an investment adviser (the "Adviser") under the Investment Advisers Act of 1940, Draycott Partners, Ltd. (the "Sub-adviser"), a Massachusetts company, registered as an Investment Adviser under the Investment Advisers Act of 1940, and Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Foreign Equity Portfolio of the Fund ("the Portfolio"), in conjunction with the Adviser, as follows:

                                ARTICLE I
                                Preamble

        The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended. Such Investment Advisory Agreement and all amendments thereto are hereinafter referred to as "the GWL Agreement". In the GWL Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only, to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                               ARTICLE II
                        Duties of the Sub-adviser

        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

                (a)     perform research and obtain and
        evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;

                (b)     consult with the Adviser and with the
        Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

                (c)     seek out, present, and recommend
        specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;

                (d) report to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

        The Adviser will continue to provide all of the services described in the GWL Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

        If, in the judgement of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in
Article IV hereof, the Sub-adviser is authorized to obtain and pay at its own expense for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expenses of the Sub-adviser may not be necessarily reduced as a result of the receipt of such supplemental information. The Sub-adviser and the Adviser shall regularly report to the Board when the Sub-adviser has secured or, where time permits, the Sub-adviser intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or disapprove of said research.

        B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolio and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and
Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

                The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

        C. Administrative Procedures. In providing the services described herein, the Adviser and the Sub-adviser have established administrative procedures describing the respective duties of each party.

                               ARTICLE III
                     Compensation of the Sub-adviser

        A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, a percentage of the assets of the Portfolio (the "NAV Fee") according to the following schedule:

        Average Daily
        Net Assets              NAV Fee

        First $10 million       .05000%
        Next $40 million        .04167%
        Excess of $50 million   .02917%

This calculation will be based on the average daily net assets of the Portfolio during such month.

        B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).

        As described in the GWL Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                               ARTICLE IV
                  Portfolio Transactions and Brokerage

        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter selected by the Sub-adviser, subject to the following limitations.

        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                ARTICLE V
                      Activities of the Sub-adviser

        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

        Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect of price.

        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

                               ARTICLE VI
                     Effectiveness of the Agreement

        The Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of the Foreign
Equity Portfolio and this Agreement shall come into full force and effect on the date it is so approved. If so approved, the Sub-Adviser will act as sub-adviser under the terms of the Agreement upon consummation of the acquisition of the Sub-Adviser by Cursitor Holdings Ltd. U.K.

                               ARTICLE VII
                          Term of the Agreement

        The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

        (a) shall not be terminated by the Sub-adviser without sixty days' prior written notice;
        (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days' written notice to the Sub-adviser;

        (c) shall not be amended without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

        (d) shall automatically terminate upon assignment by either party.

                              ARTICLE VIII
                             Record Keeping

        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency having jurisdiction.

                               ARTICLE IX
                      Liability of the Sub-adviser

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                ARTICLE X
                             Indemnification

        The Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder)of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement.

        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GWL Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this agreement of the GWL Agreement.

                               ARTICLE XI
             Agreements, Representations and Indemnification
                     Related to Disclosure Documents

        A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C.
below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.

        B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company
Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of
1940, as amended, and other applicable laws, and that such information at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need make such notification only with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.

        C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed prior to, on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular
Disclosure Document.

        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

        D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                               ARTICLE XII
                              Governing Law

        This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                              ARTICLE XIII
                              Counterparts

        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                        THE GREAT-WEST LIFE ASSURANCE
                                COMPANY



___________________             By:  ______________________________

Witness:                        DRAYCOTT PARTNERS, LTD.




___________________             By:  _______________________________

Witness:                        MAXIM SERIES FUND, INC.



____________________            By:  _______________________________

                               APPENDIX D

                         SUB-ADVISORY AGREEMENT

        SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this ___________ day of _________, 199___ by and between The Great-West Life Assurance Company, a Canadian stock life insurance company registered as an investment adviser (the "Adviser") under the Investment Advisers Act of 1940, Draycott Partners, Ltd. (the "Sub-adviser"), a Massachusetts company, registered as an Investment Adviser under the Investment Advisers Act of 1940, and Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Foreign Equity Portfolio of the Fund ("the Portfolio"), in conjunction with the Adviser, as follows:

                                ARTICLE I
                                Preamble

        The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended. Such Investment Advisory Agreement and all amendments thereto are hereinafter referred to as "the GWL Agreement". In the GWL Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only, to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                               ARTICLE II
                        Duties of the Sub-adviser

        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

                (a)     perform research and obtain and
        evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;

                (b)     consult with the Adviser and with the
        Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

                (c)     seek out, present, and recommend
        specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;

                (d) report to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

        The Adviser will continue to provide all of the services described in the GWL Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

        If, in the judgement of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in
Article IV hereof, the Sub-adviser is authorized to obtain and pay at its own expense for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expenses of the Sub-adviser may not be necessarily reduced as a result of the receipt of such supplemental information. The Sub-adviser and the Adviser shall regularly report to the Board when the Sub-adviser has secured or, where time permits, the Sub-adviser intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or disapprove of said research.

        B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolio and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and
Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

                The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

        C. Administrative Procedures. In providing the services described herein, the Adviser and the Sub-adviser have established administrative procedures describing the respective duties of each party.

                               ARTICLE III
                     Compensation of the Sub-adviser

        A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, a percentage of the assets of the Portfolio (the "NAV Fee") according to the following schedule:

        Average Daily
        Net Assets                      NAV Fee

        First $10 million               .05000%
        Next $40 million                .04167%
        Excess of $50 million           .02917%

This calculation will be based on the average daily net assets of the Portfolio during such month.

        B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).

        As described in the GWL Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                               ARTICLE IV
                  Portfolio Transactions and Brokerage

        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter selected by the Sub-adviser, subject to the following limitations.

        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                ARTICLE V
                      Activities of the Sub-adviser

        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

        Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect of price.

        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

                               ARTICLE VI
                     Effectiveness of the Agreement

        The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser under the Agreement) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of the Foreign Equity Portfolio and this Agreement shall come into full force and effect on the date it is so approved. If so approved, the Sub-Adviser will act as sub-adviser under the terms of the Agreement upon consummation of the acquisition of Cursitor Holdings
Ltd. U.K. by Alliance Capital Management L.P.

                               ARTICLE VII
                          Term of the Agreement

        The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

        (a) shall not be terminated by the Sub-adviser without sixty days' prior written notice;
        (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days' written notice to the Sub-adviser;

        (c) shall not be amended without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

        (d) shall automatically terminate upon assignment by either party.

                              ARTICLE VIII
                             Record Keeping

        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency having jurisdiction.

                               ARTICLE IX
                      Liability of the Sub-adviser

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                ARTICLE X
                             Indemnification

        The Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder)of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement.

        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GWL Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this agreement of the GWL Agreement.

                               ARTICLE XI
             Agreements, Representations and Indemnification
                     Related to Disclosure Documents

        A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C.
below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.

        B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company
Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of
1940, as amended, and other applicable laws, and that such information at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need make such notification only with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.

        C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed prior to, on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular
Disclosure Document.

        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

        D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                               ARTICLE XII
                              Governing Law

        This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                              ARTICLE XIII
                              Counterparts

        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                        THE GREAT-WEST LIFE ASSURANCE
COMPANY



___________________             By: _______________________________

Witness:                        DRAYCOTT PARTNERS, LTD.




___________________             By:  ________________________________

Witness:                        MAXIM SERIES FUND, INC.



____________________            By:  _______________________________

                         MAXIM SERIES FUND, INC.
                         8515 EAST ORCHARD ROAD
                       ENGLEWOOD, COLORADO  80111





                                                December 4, 1995



Dear Participants and Contract Owners:

        Enclosed you will find proxy solicitation materials for Maxim Series Fund, Inc. (the "Fund"). As you know, your variable annuity contract includes investment options which are funded by purchase of shares of the Fund. Pursuant to the contract, you have the right to direct the voting of a proportionate number of Fund shares consistent with the value of your variable contract.

        There are four proposals submitted for consideration. Only Participants and Contract Owners with contract value allocated to the Corporate Bond Portfolio may vote with respect to Proposal 1. Only Participants and Contract Owners with contract value allocated to the Small-Cap Aggressive Portfolio may vote with respect to Proposal 2. Only Participants and Contract Owners with contract value allocated to the Foreign Equity Portfolio may vote with respect to Proposals 3 and 4. Each proposal is explained in detail in the enclosed proxy materials.

        We urge you to complete the proxy form which is enclosed and return it as promptly as possible.

                                                Sincerely,



                                                Ruth B. Lurie,
                                                Secretary




                                                          PROXY
                                                 MAXIM SERIES FUND, INC.
                               PROXY for SPECIAL METING OF SHAREHOLDERS
DECEMBER 28, 1995

The undersigned hereby appoints R.B. Lurie, B.A. Byrne or G.R. Derback, or any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of Maxim Series Fund, Inc. to be held at 8515 E. Orchard Rd.,
Englewood, Colorado, at 9:30 a.m. on December 28, 1995 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on October 31, 1995, upon the proposals below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

1)      PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-
        ADVISORY AGREEMENT for the Corporate Bond Portfolio.
                [  ]  FOR               [  ]  AGAINST [  ]  ABSTAIN
        (The Board of Directors recommends a vote FOR)
        ONLY CONTRACT HOLDERS HAVING A VOTING INTEREST IN
        THE CORRESPONDING INVESTMENT DIVISION OF THE
        CORPORATE BOND PORTFOLIO ARE ENTITLED TO VOTE
        ON PROPOSAL 1.

2)      PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-
        ADVISORY AGREEMENT for the Small-Cap Aggressive Growth
        Portfolio.
                [  ]  FOR               [  ]  AGAINST [  ]  ABSTAIN
        (The Board of Directors recommends a vote FOR)
        ONLY CONTRACT HOLDERS HAVING A VOTING INTEREST IN
        THE CORRESPONDING INVESTMENT DIVISION OF THE
        SMALL-CAP AGGRESSIVE GROWTH PORTFOLIO ARE
        ENTITLED TO VOTE ON PROPOSAL 2.

3)      PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-
        ADVISORY AGREEMENT for the Foreign Equity Portfolio.
                [  ]  FOR               [  ]  AGAINST [  ]  ABSTAIN
        (The Board of Directors recommends a vote FOR)
        ONLY CONTRACT HOLDERS HAVING A VOTING INTEREST IN
        THE CORRESPONDING INVESTMENT DIVISION OF THE
        FOREIGN EQUITY PORTFOLIO ARE ENTITLED TO VOTE ON
        PROPOSAL 3.

4)      PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-
        ADVISORY AGREEMENT for the Foreign Equity Portfolio.
                [  ]  FOR               [  ]  AGAINST [  ]  ABSTAIN
        (The Board of Directors recommends a vote FOR)
        ONLY CONTRACT HOLDERS HAVING A VOTING INTEREST IN
        THE CORRESPONDING INVESTMENT DIVISION OF THE
        FOREIGN EQUITY PORTFOLIO ARE ENTITLED TO VOTE ON
        PROPOSAL 4.

5) In the Board of Directors' discretion, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified.  IF NO SPECIFICATIONS ARE
MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
BOARD OF DIRECTORS' RECOMMENDATIONS.  THIS PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Dated:                   , 1995
                                (Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contract Holder) at any time prior to the Special Meeting.

       Please sign and date your Proxy and return promptly in the accompanying envelope.